UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2018

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36730	27-3403111
(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600, Raleigh, North Carolina 27604-1547

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 876-9300

INC Research Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 4, 2018, Syneos Health, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) to effect a change of the Company’s name from “INC Research Holdings, Inc.” to “Syneos Health, Inc.,” effective as of January 4, 2018 (the “Name Change”). The Certificate of Amendment effecting the Name Change is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Effective January 4, 2018, in connection with the Name Change, the Company also amended and restated its bylaws, by substituting “Syneos Health, Inc.” for “INC Research Holdings, Inc.” in Section 1.01 thereof. The Company’s Amended and Restated Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

On January 8, 2018, shares of the Company commenced trading under a new Nasdaq Stock Exchange ticker symbol, “SYNH,” and a new CUSIP number, 87166B102.

Item 7.01.	Regulation FD Disclosure.

On January 4, 2018, the Company issued a press release announcing the Name Change. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Syneos Health, Inc.

3.2	Amended and Restated Bylaws of Syneos Health, Inc.

99.1	Press release dated January 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date: January 8, 2018	/s/ Christopher L. Gaenzle
	Name:	Christopher L. Gaenzle
	Title:	Chief Administrative Officer & General Counsel